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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated October 21, 1996, except as to certain information in Note 10 for which the date is December 5, 1996, on our audits of the financial statements of Digital Lightwave, Inc.

                                          /s/ Coopers & Lybrand L.L.P.

Tampa, Florida
February 5, 1997